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                                                                    EXHIBIT 10.2

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                               SECURITY AGREEMENT

                                      among

                     VANGUARD HEALTH HOLDING COMPANY I, LLC,

                             CERTAIN SUBSIDIARIES OF
                     VANGUARD HEALTH HOLDING COMPANY I, LLC

                                       and

                             BANK OF AMERICA, N.A.,
                               as COLLATERAL AGENT

                        --------------------------------

                         Dated as of September 23, 2004

                        --------------------------------

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                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of September 23, 2004, made by each of the undersigned assignors (each an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.13 hereof, the "Assignors") in favor of Bank of America, N.A., as Collateral Agent (together with any successor Collateral Agent, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:

            WHEREAS, Vanguard Health Holding Company I, LLC ("VHS Holdco I"), Vanguard Health Holding Company II, LLC ("VHS Holdco II"), Vanguard Holding Company II, Inc. (the "Co-Borrower" and, together with VHS Holdco II, the "Borrowers" and each, a "Borrower"), the lenders from time to time party thereto (the "Lenders"), Bank of America, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the "Administrative Agent"), Citicorp North America, Inc., as Syndication Agent, General Electric Capital Corporation, LaSalle Bank, National Association and Wachovia Bank, National Association, as Co-Documentation Agents and Banc of America Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Book Runners have entered into a Credit Agreement, dated as of September 23, 2004 (as amended, modified, restated and/or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of the Borrowers, all as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent, the Collateral Agent and each other Agent are herein called the "Lender Creditors");

            WHEREAS, each Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors");

            WHEREAS, pursuant to each Guaranty, each Assignor that is a party thereto has guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described in each such Guaranty;

            WHEREAS, VHS Holdco II, one or more Wholly-Owned Subsidiaries of VHS Holdco II and any bank (and/or one or more of its banking affiliates) reasonably acceptable to the Administrative Agent, in each case, designated to the Administrative Agent in writing by VHS Holdco II as a provider of Treasury Services (collectively, the "Treasury Service Creditors" and, together with the Lender Creditors and the Other Creditors, the "Secured Creditors") in the future may enter into, a credit arrangement providing for Treasury Services (with any written agreement evidencing such credit arrangements (to the extent expressly stated therein that the liabilities and indebtedness thereunder are "Obligations" for the purposes of this Agreement), as

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amended, modified, supplemented, replaced or refinanced from time to time, herein called the "Treasury Services Agreement");

            WHEREAS, it is a condition precedent to (i) the making of Loans to the Borrowers, and the issuance of, and participation in, Letters of Credit for the account of the Borrowers under the Credit Agreement, (ii) the Other Creditors entering into Interest Rate Protection Agreements and Other Hedging Agreements and (iii) the extension of Treasury Services by the Treasury Service Creditors that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

            WHEREAS, each Assignor will obtain benefits from the incurrence of Loans by the Borrowers, and the issuance of, and participation in, Letters of Credit for the account of the Borrowers under the Credit Agreement, the entering into by each Borrower of Interest Rate Protection Agreements or Other Hedging Agreements and the extension of Treasury Services to VHS Holdco II and its Wholly-Owned Domestic Subsidiaries and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrowers and issue, and/or participate in, Letters of Credit for the account of the Borrowers, the Other Creditors to enter into Interest Rate Protection Agreements or Other Hedging Agreements with the Borrower and the Treasury Service Creditors to extend Treasury Services to VHS Holdco II and its Wholly-Owned Domestic Subsidiaries;

            NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                   ARTICLE I

                               SECURITY INTERESTS

            1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case, whether now existing or hereafter from time to time acquired:

            (i) each and every Account;

            (ii) all cash;

            (iii) the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

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            (iv) all Chattel Paper (including, without limitation, all Tangible
      Chattel Paper and all Electronic Chattel Paper);

            (v) all Commercial Tort Claims;

            (vi) all proprietary information of such Assignor, including but not limited to all writings, plans, specifications and schematics, all engineering drawings, customer lists, all recorded data of any kind or nature, regardless of the medium of recording and Trade Secret Rights;

            (vii) Contracts, together with all Contract Rights arising thereunder;

            (viii) all Copyrights;

            (ix) all Equipment;

            (x) all Deposit Accounts and all other deposit, cash management and similar accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

            (xi) all Documents;

            (xii) all General Intangibles;

            (xiii) all Goods;

            (xiv) all Instruments;

            (xv) all Inventory;

            (xvi) all Investment Property;

            (xvii) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

            (xviii) all Marks and Domain Names, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks;

            (xix) all Patents;

            (xx) all Permits;

            (xxi) all Software and all Software licensing rights;

            (xxii) all Supporting Obligations; and

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            (xxiii) all Proceeds and products of any and all of the foregoing
      (all of the above, the "Collateral").

            (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement.

            (c) Notwithstanding anything to the contrary in this Agreement, (I) in the event that any Assignor acquires an item of Collateral at any time following the date hereof, such Assignor may elect (which election shall be made by delivering written notice thereof to the Collateral Agent) that such Collateral shall not be required to be pledged pursuant to this Agreement as otherwise required above in this Section 1.1 so long as the book value or fair market value (as determined in good faith by the Borrower), whichever is greater, thereof is less than $1,000,000 (although in no event shall the aggregate book value or fair market value (as determined in good faith by the Borrower), whichever is greater, of all assets excluded from the security interests granted hereunder provided in this clause (c), exceed $5,000,000) and
(II) this Agreement shall not constitute a grant of security interest in (i) any assets (including Equity Interests) to the extent that, as of the Effective Date, and for so long as, such grant of a security interest would violate a contractual obligation or applicable law binding on such asset, except to the extent the respective provisions of the contractual obligation or applicable law giving rise to such violation would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC, (ii) any property of any person acquired by an Assignor after the Effective Date pursuant to Section 9.05(xxv) of the Credit Agreement if, and to the extent that, and for so long as, (A) such grant of security interest would violate applicable law or any contractual obligation binding upon such property and (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such property in contemplation of or in connection with the acquisition of such Subsidiary (provided that the foregoing clause (B) shall not apply in the case of a joint venture, including a joint-venture that is a Subsidiary, except to the extent the respective provisions of the contractual obligation or applicable law giving rise to such violation would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC); provided that each Assignor shall use its commercial reasonable efforts to avoid any such restriction described in this clause (ii) or (iii) rights in respect of any Letter of Credit to the extent any Assignor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose.

            (d) Notwithstanding anything to the contrary contained in this Agreement, the grant of a security interest hereunder in the Equity Interests of any Foreign Subsidiary by an Assignor (to the extent that such Assignor is not a Foreign Subsidiary) shall be limited solely to no more than 65% of the Voting Stock and 100% of the Non-Voting Stock of such Assignor's "first tier" Foreign Subsidiaries.

            1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise), to the extent permitted by applicable law, to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or

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orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

            2.1. Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been (or, within ten days following the Initial Borrowing Date, shall have been) accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or with respect to any U.S. issued patents or patent applications, trademark registrations, trademark registration applications, copyright registrations or copyright registration applications, by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office.

            2.2. No Liens. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent. So long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

            2.3. Chief Executive Office, Record Locations. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

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            2.4. Location of Inventory and Equipment. All Inventory and
Equipment held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor.

            2.5. Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Changes Thereto; etc. The exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor's Location, the organizational identification number (if any) of such Assignor, and whether or not such Assignor is a Transmitting Utility, is listed on Annex C hereto for such Assignor. Such Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any) from that used on Annex C hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for such Assignor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

            2.6. Trade Names; etc. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name as specified in Annex C and such other trade or fictitious names as are listed on Annex D hereto for such Assignor. Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 15 days' written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name will be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

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            2.7. Certain Significant Transactions. During the one-year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex E hereto. With respect to any transactions so described in Annex E hereto, the respective Assignor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with such Assignor, or was liquidated into or transferred all or substantially all of its assets to such Assignor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been requested with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Assignor by such Person), including, without limitation, pursuant to Section 9-316(a)(3) of the UCC.

            2.8. As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, such Assignor does not own, or expect to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date of this Agreement such Assignor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, such Assignor shall furnish the Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be deemed reasonably necessary or advisable by the Collateral Agent to perfect the security interest of the Collateral Agent therein.

            2.9. Collateral in the Possession of a Bailee. If any Inventory or other Goods are at any time in the possession of a bailee, such Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use commercially reasonable efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of such Assignor. The Collateral Agent agrees with such Assignor that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Assignor with respect to any such bailee.

            2.10. Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                                  ARTICLE III

            SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

            3.1. Additional Representations and Warranties. As of the time when each of its Accounts arises, each Assignor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and

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what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine, legal, valid and binding obligation of the account debtor enforceable in accordance with its terms evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both and
(ii) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

            3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Accounts and Contracts consistent with past practices, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor and otherwise in accordance with the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

            3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, if permitted by applicable law, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys' fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event

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of Default of the type described in Section 10.05 of the Credit Agreement has occurred and is continuing.

            3.4. Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment or as permitted by Section 3.5, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof in a manner adverse to such Assignor or the Collateral Agent or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent. No Assignor will do anything to impair in any material respect the rights of the Collateral Agent in the Accounts or Contracts.

            3.5. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

            3.6. Instruments. If any Assignor owns or acquires any Instrument in excess of $2,500,000 constituting Collateral (other than checks and other payment instruments received and collected in the ordinary course of business), such Assignor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

            3.7. Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any

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Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

            3.8. Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

            3.9. Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $2,500,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its reasonable best efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

            3.10. Commercial Tort Claims. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement are described in Annex F hereto. If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $2,500,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

            3.11. Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, if requested by the Collateral Agent, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has "control" of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. Each Assignor will promptly (and in any event within 10 days), following any request by the Collateral Agent, deliver all of its Tangible Chattel Paper to the Collateral Agent.

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

            4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks and Domain Names listed in Annex G hereto for such Assignor and that said listed Marks and Domain Names include all United States marks registered and all applications for registration of United States marks in the United States Patent and Trademark Office and all Domain Names that each such Assignor owns or uses in connection with its business as of the date hereof. Except as set forth in Schedule VII of the Credit Agreement, each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks and Domain Names that it uses. Each Assignor further warrants that it has no knowledge of any third-party claim received by it that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor further represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications and Domain Name registrations listed in Annex G hereto and that said registrations are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable and is not aware that there is any reason that any of said applications will not mature into registrations, and is not aware that there is any reason that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

            4.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark or Domain Name absent prior written approval of the Collateral Agent.

            4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address (if available) of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is or may be infringing or diluting or otherwise violating any of such Assignor's rights in and to any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor's use of any Mark or Domain Name material to such Assignor's business violates in any material respect any property right of that party. Each Assignor further agrees to pursue or prosecute in accordance with reasonable business practices any Person infringing any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect.

            4.4. Preservation of Marks and Domain Names. Except as otherwise permitted herein, each Assignor agrees to use its Marks which are material to such Assignor's business in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (other than any such Marks which are no longer used or useful in its business or operations).

            4.5. Maintenance of Registration. Except as otherwise permitted herein, each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all Mark and/or Domain Name registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent to pursue).

            4.6. Future Registered Marks and Domain Names. If a registration for any Mark is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by such Assignor within 30 days of receipt of such registration certificate or similar indicia of ownership, such Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark and/or Domain Name, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark and/or Domain Name to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex J hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

            4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and Domain Names, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor's business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names and registrations and any pending trademark applications in the United States Patent and Trademark Office or applicable Domain Name registrar to the Collateral Agent.

                                   ARTICLE V

       SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

            5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in
(i) all United States Trade Secret Rights, (ii) the Patents listed in Annex H hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex I hereto for such Assignor and that said Copyrights include all the United States copyrights registered with the United States Copyright Office and applications to register United States copyrights, in each case, that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that (a) any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent of any other Person or
(b) such Assignor has misappropriated any trade secret or proprietary information which, in each case, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same.

            5.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

            5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Assignor's rights in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any intellectual property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that Assignor's practice of any Trade Secret Right violates any intellectual property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute, in accordance with its reasonable business judgment, any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            5.4. Maintenance of Patents or Copyright. Except as otherwise permitted in paragraph 5.2 herein, at its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Collateral Agent (other than any such Patents or Copyrights which are no longer used or are deemed by such Assignor in its reasonable business judgment to no longer be useful in its business or operations).

            5.5. Prosecution of Patent or Copyright Applications. Except as otherwise permitted in paragraph 5.2 herein, at its own expense, each Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex H hereto and (ii) Copyrights listed on Annex I hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are deemed by such Assignor in its reasonable business judgment to no longer be necessary in the conduct of the Assignor's business), absent written consent of the Collateral Agent.

            5.6. Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a United States Patent or filing of an application for a United States Patent, or within 30 days of the acquisition or issuance of a registered Copyright, or of filing of an application for a United States Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex K or L hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

            5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

            6.1. Protection of Collateral Agent's Security. Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral in any material respect. Each Assignor will at all times maintain insurance, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

            6.2. Warehouse Receipts Non-Negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

            6.3. Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

            6.4. Financing Statements. Each Assignor agrees to authenticate and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as "all assets" of such Assignor).

                                  ARTICLE VII

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

            7.1. Remedies; Obtaining the Collateral Upon an Event of Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

            (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

            (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

            (iii) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

            (iv) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                  (x) forthwith cause the same to be moved to the place or
            places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                  (y) store and keep any Collateral so delivered to the
            Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

                  (z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

            (v) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

            (vi) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4; and

            (vii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607 of the UCC;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or any other Security Document or to realize upon the security to be granted hereby or thereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent, the holders of at least a majority of the outstanding Other Obligations or the holders of at least a majority of the outstanding Treasury Service Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

            7.2. Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof, and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral, or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

            7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

            (i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

            (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

            (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

            7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement, any Mortgage or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee, the Mortgagee (or Trustee) or Collateral Agent under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

            (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iv), (v) and (vi) of the definition of "Obligations";

            (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of all amounts owing to any Agent of the type described in clause (vi) (other than with respect to the Collateral Agent to the extent provided for in clause (i) above) and clause (vii) of the definition of "Obligations";

            (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

            (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii), inclusive, an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding

      Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

            (v) fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iv), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

            (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, premium, fees and interest on, all Loans, all Unpaid Drawings and all Fees, (ii) in the case of the Other Obligations, all amounts due under such Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (iii) in the case of Treasury Service Obligations, all principal owed, and interest on, extensions of credit made in respect of the Treasury Services and (without duplication) under the Treasury Service Agreement, and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

            (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

            (d) Each of the Secured Creditors, by their acceptance of the benefits hereof and of the other Security Documents, agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans under the Credit Agreement and Unpaid Drawings have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Credit Agreement, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such

Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

            (e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors, (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors and
(z) if to the Treasury Service Creditors directly to the Treasury Service Creditors.

            (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent, (ii) the Representative or, in the absence of such a Representative, upon the Other Creditors and (iii) the Treasury Service Creditors for a determination (which the Administrative Agent, each Representative, the Other Creditors and the Treasury Service Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors, the Other Creditors or the Treasury Service Creditors, as the case may be. Unless it has received written notice from a Lender Creditor, an Other Creditor or a Treasury Service Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has written notice from (x) an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence or (y) a Treasury Service Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Treasury Service Obligations and no Treasury Service Agreements are in existence.

            (g) This Agreement is made with full recourse to each Assignor (including, without limitation, with full recourse to all assets of such Assignor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith. It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

            7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of

Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

            7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

            8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

            (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

            (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

            (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements and Other Hedging Agreements entered into with the Other Creditors and all Treasury Services provided by Treasury Service Creditors and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

                                   ARTICLE IX

                                   DEFINITIONS

            The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

            "Account" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

            "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

            "Agreement" shall mean this Security Agreement as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

            "As-Extracted Collateral" shall mean "as-extracted collateral" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

            "Borrower" shall have the meaning provided in the recitals of this Agreement.

            "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

            "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

            "Class" shall have the meaning provided in Section 10.2 of this Agreement.

            "Co-Borrower" has the meaning provided in the recitals to this Agreement.

            "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

            "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

            "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

            "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), but excluding any contract to the extent that (but only as long as) the terms thereof prohibit the assignment of, or granting a security interest in, such contract (it being understood and agreed, however, (i) that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any such excluded contract shall be subject to the security interests created by this Agreement and (ii) such excluded contract shall otherwise be subject to the security interests created by this Agreement upon receiving any necessary approvals or waivers permitting the assignment thereof).

            "Copyrights" shall mean any United States or foreign copyright, including any registrations thereof in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor and the right to obtain all renewals thereof.

            "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

            "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

            "Default" shall mean any event which with notice or lapse of time, or both, would constitute an Event of Default.

            "Deposit Accounts" shall mean all "deposit accounts" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Documents" shall mean "documents" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Domain Names" shall mean all Internet domain names and associated URL addresses and the right to obtain all renewals thereof.

            "Domestic Corporation" shall have the meaning provided in the definition of "Stock."

            "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

            "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

            "Exempted Foreign Entity" shall mean any Foreign Corporation, any limited liability company or other entity organized under the laws of a jurisdiction other than the United States or any State or Territory thereof that, in any such case, is treated as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes.

            "Foreign Corporation" shall have the meaning provided in the definition of "Stock."

            "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Goods" shall mean "goods" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Indemnitee" shall have the meaning provided in Section 8.1(a) of this Agreement.

            "Instrument" means "instruments" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

            "Investment Property" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

            "Lenders" shall have the meaning provided in the recitals of this Agreement.

            "Letter of Credit Rights" shall mean "letter-of-credit rights" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

            "Location" of any Assignor, shall mean such Assignor's "location" as determined pursuant to Section 9-307 of the UCC.

            "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by an Assignor and any trade dress logos, designs, fictitious business names and other business identifiers used by the Assignor, and the goodwill of the business symbolized thereby and the right to obtain all renewals thereof, but excluding any such right, title and interest of an Assignor in and to same as licensee pursuant to a contract which is expressly excluded from the definition of "Contract" contained herein pursuant to the terms of such definition.

            "Material Adverse Effect" shall mean a material adverse effect on the business, assets, liabilities, operations or condition (financial or otherwise) of VHS Holdco I and its Subsidiaries taken as a whole.

            "Non-Voting Stock" shall mean all Equity Interests which are not Voting Stock.

            "Obligations" shall mean and include, as to any Assignor, all of the following:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, reimbursement obligations under Letters of Credit, fees, costs and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of each Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Assignor is a party (including, in the case of each Assignor that is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the Guaranty to which it is a party) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

            (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Other Creditors under, or with respect to (including, in the case of each Assignor that is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the Guaranty to which it is a party), each Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause
      (ii) being herein collectively called the "Other Obligations");

            (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Treasury Service Creditors with respect to Treasury Services, whether such Treasury Services are now in existence or hereafter arising under any Treasury Services Agreement (all such obligations, liabilities and indebtedness described in this clause
      (iii) being herein collectively called the "Treasury Service
      Obligations");

            (iv) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

            (v) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i), (ii) and (iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs;

            (vi) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; and

            (vii) all amounts owing to any Agent pursuant to any of the Credit Documents in its capacity as such;

it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

            "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

            "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

            "Patents" shall mean any patent and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made, but excluding any patent to which any Assignor has right, title and interest as licensee pursuant, and all rights to obtain any reissues or extensions of the foregoing to a contract which is expressly excluded from the definition of "Contract" contained herein pursuant to the terms of such definition.

            "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

            "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Proceeds" shall mean all "proceeds" as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Registered Organization" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York.

            "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

            "Required Secured Creditors" shall mean (i) at any time when any Credit Document Obligations are outstanding or any Commitments under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section
14.12 of the Credit Agreement, each of the Lenders), (ii) at any time after all of the Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated and no further Commitments may be provided thereunder, the holders of a majority of outstanding Other Obligations and (iii) at any time after (x) all Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated (and no further commitments to extend credit may be requested or provided thereunder) and (y) all Other Obligations have been paid in full, the holders of a majority of outstanding Treasury Service Obligations.

            "Requisite Creditors" shall have the meaning provided in Section
10.2 of this Agreement.

            "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

            "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents, the Interest Rate Protection Agreements and Other Hedging Agreements Software entered into with an Other Creditor and the Treasury Service Agreement.

            "Software" shall mean "software" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Stock" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

            "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to all of such Assignor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

            "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Termination Date" shall have the meaning provided in Section 10.8(a) of this Agreement.

            "Timber-to-be-Cut" shall mean "timber-to-be-cut" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Trade Secret Rights" shall mean the rights of an Assignor in any Trade Secret it holds.

            "Trade Secrets" shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether written or not.

            "Transmitting Utility" shall have the meaning given such term in
Section 9-102(a)(80) of the UCC.

            "Treasury Service Agreement" has the meaning provided in the recitals of this Agreement.

            "Treasury Service Creditors" has the meaning provided in the recitals of this Agreement.

            "Treasury Service Obligations" has the meaning provided in the definition of "Obligations" in this Article IX.

            "Treasury Services" means treasury, depositary or cash management services (including, without limitation overnight overdraft services) provided to VHS Holdco II and its Wholly-Owned Domestic Subsidiaries by the Treasury Service Creditors, and automated clearinghouse transfers of funds to, the Treasury Service Creditors, in each case pursuant to uncommitted lines of credit.

            "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

            "VHS Holdco I" shall have the meaning set forth in the recitals to this Agreement.

            "VHS Holdco II" has the meaning provided in the recitals to this Agreement.

            "Voting Stock" means all classes of Equity Interests of any Foreign Subsidiary entitled to vote.

                                    ARTICLE X

                                  MISCELLANEOUS

            10.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

            (a) if to any Assignor, c/o:

                Vanguard Health Systems, Inc.
                20 Burton Hills Boulevard
                Suite 100
                Nashville, TN 37215
                Attention: Joseph D. Moore
                Telephone No.: (615) 665-6000
                Telecopier No.: (615) 665-6099

            (b) if to the Collateral Agent, at:

                Bank of America, N.A.
                Agency Management
                Mail Code: CA5-701-05-19
                1455 Market Street
                San Francisco, CA 94103-1399
                Attention: Annie Cuenco
                Telephone: (415) 436-4008
                Facsimile: (415) 503-5007
                Email: anna.cuenco@bankofamerica.com

                With a copy to:
                Bank of America, N.A.
                Mail Code: NC1-007-17-11
                100 N. Tryon Street
                Charlotte, NC 28255-0001
                Attention: Kevin R. Wagley
                Telephone: (704) 388-6006
                Facsimile: (704) 409-0097
                Email: Kevin.r.wagley@bankofamerica.com

            (c) if to any Lender Creditor other than the Collateral Agent, at such address as such Lender Creditor shall have specified in its Administrative Questionnaire;

            (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

            (e) if to any Treasury Service Creditor, at such address as such Treasury Service Creditor shall have specified in writing to each Assignor and the Collateral Agent.

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

            10.2. Waiver; Amendment. Except as provided in Sections 10.8 and 10.13, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations, (y) the Other Creditors as the holders of the Other Obligations or (z) the Treasury Service Creditors as holders of the Treasury Service Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 14.12 of the Credit Agreement, each of the Lenders), (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time and (z) with respect to the Treasury Service Obligations, the holders of at least a majority of all Treasury Service Obligations outstanding from time to time.

            10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

            10.4. Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8, (ii) be binding upon each Assignor, its successors and assigns; provided, however, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent, in accordance with the provisions of the Secured Debt Agreement, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

            10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            10.6. Governing Law. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

            (b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF

VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            10.7. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

            10.8. Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein, including, without limitation, in Section 8.1 hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments under the Credit Agreement have been terminated and all Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditor have been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full, all Letters of Credit issued under the Credit Agreement have been terminated, all Treasury Services have been terminated and all outstanding obligations thereunder and under the Treasury Services Agreement have been paid in full, and all Obligations then due and payable have been paid in full and no further Incremental Term Loan Commitments may be requested or provided pursuant to the terms of the Credit Agreement.

            (b) In the event that any part of the Collateral is sold, transferred or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated in connection with a sale or disposition permitted by Section 9.02 of the Credit Agreement, or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section
14.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale, transfer or other disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, such Collateral will be sold, transferred or otherwise disposed of free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of such Assignor, will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, transferred or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Assignor (and the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

            (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), VHS Holdco I, the Borrowers, or such Assignor shall deliver to the Collateral Agent a certificate signed by a senior officer of VHS Holdco I, the Borrowers, or such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b). At any time that VHS Holdco I, the Borrowers, or the respective Assignor desires that a Subsidiary of the Borrower which has been released from the Subsidiaries Guaranty be released hereunder as provided in the last sentence of Section 10.8(b), it shall deliver to the Collateral Agent a certificate signed by a principal executive officer of VHS Holdco I, the Borrowers, or the respective Assignor stating that the release of the respective Assignor (and its Collateral) is permitted pursuant to such Section 10.8(b).

            (d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct (as determined by a court of competent jurisdiction, in a final and non-appealable decision) believes to be in accordance with) this Section 10.8.

            10.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

            10.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            10.11. The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

            10.12. Benefit of Agreement. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.

            10.13. Additional Assignors. It is understood and agreed that any Subsidiary Guarantor that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become an Assignor hereunder by executing a counterpart hereof and delivering same to the Collateral Agent, or by executing a Joinder Agreement substantially in the form of Exhibit M to the Credit Agreement, (y) delivering supplements to Annexes A through I, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

            10.14. Acknowledgment. It is understood and agreed that in order for a Treasury Service Creditor to receive the benefits of the Security Documents, such Treasury Service Creditor shall have executed an acknowledgment of the terms and conditions of the Security Documents and delivered same to the Collateral Agent.

            10.15. Vanguard Health Financial Company, Inc. Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, the Collateral Agent, on behalf of each Secured Creditor, hereby agrees that any claim of the United States Government or IRS on the assets of Vanguard Health Financial Company, Inc., relating to a closing agreement to be entered into under Section 7121 of the Code between Vanguard Health Financial Company, Inc. and the Commissioner of Internal Revenue with respect to the election under Section 953(d) of the Code made (or to be made) by the Captive Insurance Subsidiary, shall not be subordinated to any claim the Secured Creditors may have hereunder or under any Credit Document against Vanguard Health Financial Company, Inc., provided that the foregoing clause shall apply to no more than an amount of assets of Vanguard Health Financial Company, Inc. with an adjusted basis equal to 10% of the gross income (as defined in such closing agreement as originally in effect) of the Captive Insurance Subsidiary.

            10.16. Treasury Services Obligations. The parties hereto hereby acknowledge and agree that the Treasury Services Obligations are (i) "Senior Indebtedness" for the purposes of the Existing Senior Subordinated Note Documents, (ii) "Senior Debt" for the purposes of the New Senior Subordinated Note Documents or (iii) any similar term for the purposes of any Permitted Senior Subordinated Note Documents.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                VANGUARD HEALTH HOLDING COMPANY I, LLC
                                VANGUARD HOLDING COMPANY I, INC.
                                VANGUARD HEALTH HOLDING COMPANY II, LLC
                                VANGUARD HOLDING COMPANY II, INC.
                                VHS ACQUISITION CORPORATION
                                VHS OF PHOENIX, INC.
                                VHS OUTPATIENT CLINICS, INC.
                                VHS OF ARROWHEAD, INC.
                                VHS OF SOUTH PHOENIX, INC.
                                VHS IMAGING CENTERS, INC.
                                VHS OF ANAHEIM, INC.
                                VHS OF ORANGE COUNTY, INC.
                                VHS HOLDING COMPANY, INC.
                                VHS OF HUNTINGTON BEACH, INC.
                                VHS OF ILLINOIS, INC.
                                MACNEAL HEALTH PROVIDERS, INC.
                                MACNEAL MANAGEMENT SERVICES, INC.
                                MIDWEST CLAIMS PROCESSING, INC.
                                PROS TEMPORARY STAFFING, INC.
                                WATERMARK PHYSICIAN SERVICES,INC.
                                VHS GENESIS LABS, INC.
                                MACNEAL MEDICAL RECORDS, INC.
                                VANGUARD HEALTH MANAGEMENT, INC.
                                VANGUARD HEALTH FINANCIAL COMPANY, INC.
                                VHS ACQUISITION SUBSIDIARY NUMBER 1, INC.
                                VHS ACQUISITION SUBSIDIARY NUMBER 2, INC.
                                VHS ACQUISITION SUBSIDIARY NUMBER 4, INC.
                                VHS ACQUISITION SUBSIDIARY NUMBER 5, INC.
                                VHS ACQUISITION SUBSIDIARY NUMBER 8, INC.
                                HOSPITAL DEVELOPMENT OF WEST PHOENIX, INC., as Assignors

                                By: /s/ Joseph D. Moore
                                    ---------------------------------
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer

                                Duly authorized to sign on behalf of
                                each of the foregoing entities

                                THE ANAHEIM VHS LIMITED PARTNERSHIP,
                                as an Assignor

                                By: VHS of Anaheim, Inc., its General Partner

                                By: /s/ Joseph D. Moore
                                    -----------------------
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer

                                THE HUNTINGTON BEACH VHS LIMITED PARTNERSHIP, as an Assignor

                                By: VHS of Huntington Beach, Inc., its General
                                    Partner

                                By: /s/ Joseph D. Moore
                                    ----------------------------
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer

                                HEALTHCARE COMPLIANCE, L.L.C.,
                                as an Assignor

                                By: Vanguard Health Management, Inc., its Member

                                By: /s/ Joseph D. Moore
                                    ---------------------------
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer

                                THE VHS ARIZONA IMAGING CENTERS LIMITED
                                PARTNERSHIP, as an Assignor

                                By: VHS Imaging Centers, Inc.,
                                    its General Partner

                                By: /s/ Joseph D. Moore
                                    ----------------------------
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer

                                VHS SAN ANTONIO PARTNERS, L.P.,
                                as an Assignor

                                By: VHS Acquisition Subsidiary Number 5,
                                    Inc., as General Partner

                                By: /s/ Joseph D. Moore
                                    ----------------------------
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer

Accepted and Agreed to:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Kevin Wagley
    -------------------------
    Title: Principal

BANK OF AMERICA, N.A.,
By: /s/ Kevin Wagley
    -------------------------
    Title: Principal

                                                                         ANNEX A
                                                                              to
                                                              SECURITY AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES
                           AND OTHER RECORD LOCATIONS

                                                                         ANNEX B
                                                                              to
                                                              SECURITY AGREEMENT

                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

                          Assignor              Location

                                                                         ANNEX C
                                                                              to
                                                              SECURITY AGREEMENT

                  SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
                  (AND WHETHER A REGISTERED ORGANIZATION AND/OR
             A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
               LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

                          Type of                                                                  Assignor's
                       Organization                                             Assignor's        Organization
                        (or, if the                                            Location (for     Identification
 Exact Legal          Assignor is an       Registered                         purposes of NY     Number (or, if      Transmitting
 Name of Each         Individual, so      Organization?    Jurisdiction of          UCC          it has none, so        Utility?
   Assignor              indicate)          (Yes/No)         Organization     Section 9-307)         indicate)          (Yes/No)
 ------------         --------------      -------------    ---------------    --------------     ---------------     -----------

                                                                         ANNEX D
                                                                              to
                                                              SECURITY AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

            Name of                                      Trade and/or
            Assignor                                    Fictitious Names

                                                                         ANNEX E
                                                                              to
                                                              SECURITY AGREEMENT

        DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN
              ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT

    Name of Assignor            Description of any Transactions as required
                                 by Section 2.8 of the Security Agreement

                                                                         ANNEX F
                                                                              to
                                                              SECURITY AGREEMENT

                      DESCRIPTION OF COMMERCIAL TORT CLAIMS

      Name of Assignor                 Description of Commercial Tort Claims

                                                                         ANNEX G
                                                                              to
                                                              SECURITY AGREEMENT

                       SCHEDULE OF MARKS AND APPLICATIONS;
                       INTERNET DOMAIN NAME REGISTRATIONS

1. MARKS AND APPLICATIONS:

            Marks                   Country                 Registration No.

2. INTERNET DOMAIN NAME REGISTRATIONS:

Internet Domain Names

                                                                         ANNEX H
                                                                              to
                                                              SECURITY AGREEMENT

                               SCHEDULE OF PATENTS

                                                                         ANNEX I
                                                                              to
                                                              SECURITY AGREEMENT

                                 U.S. COPYRIGHTS

                                REGISTRATION
        OWNER                      NUMBERS                COPYRIGHT TITLE

                                                                         ANNEX J
                                                                              To
                                                              SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES TRADEMARKS

            FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby grants to Bank of America, N.A., as Collateral Agent, with principal offices at 414 Union Street, 7th Floor, Nashville, TN 37239 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

            THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of September 23, 2004 (as amended, modified, restated and/or supplemented from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Grant.

            This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this

                                                                         Annex J
                                                                          Page 2

Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

                                                                         Annex J
                                                                          Page 3

            IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of _____________, _____.

                                       [NAME OF GRANTOR], Grantor

                                       By_____________________________
                                         Name:
                                         Title:

                                       BANK OF AMERICA, N.A.,
                                       as Collateral Agent and Grantee

                                       By_____________________________
                                         Name:
                                         Title:

STATE OF ______________)
                       ) ss.:
COUNTY OF _____________)

            On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the [Board of Directors] of said ____________.

                                                    __________________________
                                                           Notary Public

STATE OF ______________)
                       ) ss.:
COUNTY OF _____________)

            On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bank of America, N.A., that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                                    __________________________
                                                           Notary Public

                                                                      SCHEDULE A

MARK                              REG. NO./SER. NO.

                                                                         ANNEX K
                                                                              to
                                                              SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS

      FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Grantor], a __________ _________ (the "Grantor") with principal offices at ____________________________, hereby grants to Bank of America, N.A., as Collateral Agent, with principal offices at 414 Union Street, 7th Floor, Nashville, TN 37239 (the "Grantee"), a security interest in (i) all of the Grantor's rights, title and interest in and to the United States patents (the "Patents") set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, and (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

      THIS GRANT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among the Grantor, the other assignors from time to time party thereto and the Grantee, dated as of September 23, 2004 (as amended, modified, restated and/or supplemented from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Patents acquired under this Grant.

                                                                         Annex K
                                                                          Page 2

      This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

                                                                         Annex K
                                                                          Page 3

      IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ____________, ____.

                                      [NAME OF GRANTOR], Grantor

                                      By___________________________
                                        Name:
                                        Title:

                                      BANK OF AMERICA, N.A.,
                                      as Collateral Agent and Grantee

                                      By___________________________
                                        Name:
                                        Title:

STATE OF ______________)
                       ) ss:
COUNTY OF______________)

      On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said ____________ and that [s]he did so by authority of the Board of Directors of said ____________.

                                      ___________________________
                                             Notary Public

STATE OF ______________)
                       ) ss:
COUNTY OF _____________)

      On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bank of America, N.A., that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                      ____________________________
                                             Notary Public

                                                                      SCHEDULE A

            PATENT                                   PATENT NO.

                                                                         ANNEX L
                                                                              to
                                                              SECURITY AGREEMENT

                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS

      WHEREAS, [Name of Grantor], a _______________ _____________ (the
"Grantor"), having its chief executive office at , , is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

      WHEREAS, BANK OF AMERICA, N.A., as Collateral Agent, having its principal offices at 414 Union Street, 7th Floor, Nashville, TN 37239 (the "Grantee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

      WHEREAS, the Grantor is willing to grant to the Grantee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of September 23, 2004, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended, modified, restated and/or supplemented from time to time, the "Security Agreement"), the Grantor hereby assigns to the Grantee as collateral security, and grants to the Grantee a security interest in, the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are as set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

                                                                         Annex L
                                                                          Page 2

      IN WITNESS WHEREOF, the undersigned have executed this Grant as of the ____ day of ____________, ____.

                                      [NAME OF GRANTOR], Grantor

                                      By___________________________
                                        Name:
                                        Title:

                                      BANK OF AMERICA, N.A.,
                                      as Collateral Agent and Grantee

                                      By___________________________
                                        Name:
                                        Title:

STATE OF ______________)
                       ) ss:
COUNTY OF _____________)

      On this __ day of _________, ____, before me personally came ___________ ______________, who being duly sworn, did depose and say that [s]he is
___________________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                      ____________________________
                                             Notary Public

STATE OF ______________)
                       ) ss.:
COUNTY OF______________)


      On this ____ day of _________, ____, before me personally came ________ __________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bank of America, N.A., that [s]he is authorized to execute the foregoing Grant on behalf of said __________ and that [s]he did so by authority of the Board of Directors of said _____________.

                                      ____________________________
                                             Notary Public

                                                                      SCHEDULE A

                                 U.S. COPYRIGHTS

REGISTRATION
   NUMBERS                                                   COPYRIGHT TITLE

                                TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                    ----
ARTICLE I  SECURITY INTERESTS....................................................................................     2

         1.1.  Grant of Security Interests.......................................................................     2
         1.2.  Power of Attorney.................................................................................     4

ARTICLE II  GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS....................................................     5

         2.1. Necessary Filings..................................................................................     5
         2.2. No Liens...........................................................................................     5
         2.3. Chief Executive Office, Record Locations...........................................................     5
         2.4. Location of Inventory and Equipment................................................................     6
         2.5. Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting
                 Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers;
                 Changes Thereto; etc. ..........................................................................     6
         2.6.  Trade Names; etc. ................................................................................     6
         2.7.  Certain Significant Transactions..................................................................     7
         2.8.  As-Extracted Collateral; Timber-to-be-Cut.........................................................     7
         2.9.  Collateral in the Possession of a Bailee..........................................................     7
         2.10. Recourse..........................................................................................     7

ARTICLE III  SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND
         CERTAIN OTHER COLLATERAL................................................................................     7

         3.1.  Additional Representations and Warranties.........................................................     7
         3.2.  Maintenance of Records............................................................................     8
         3.3.  Direction to Account Debtors; Contracting Parties; etc. ..........................................     8
         3.4.  Modification of Terms; etc. ......................................................................     9
         3.5.  Collection........................................................................................     9
         3.6.  Instruments.......................................................................................     9
         3.7.  Assignors Remain Liable Under Accounts............................................................     9
         3.8.  Assignors Remain Liable Under Contracts...........................................................    10
         3.9.  Letter-of-Credit Rights...........................................................................    10
         3.10.  Commercial Tort Claims...........................................................................    10
         3.11.  Chattel Paper....................................................................................    10

ARTICLE IV  SPECIAL PROVISIONS CONCERNING TRADEMARKS.............................................................    11

         4.1.  Additional Representations and Warranties.........................................................    11
         4.2.  Licenses and Assignments..........................................................................    11
         4.3.  Infringements.....................................................................................    11
         4.4.  Preservation of Marks and Domain Names............................................................    12
         4.5.  Maintenance of Registration.......................................................................    12
         4.6.  Future Registered Marks and Domain Names..........................................................    12
         4.7.  Remedies..........................................................................................    12

                                      (i)

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                    Page
                                                                                                                    ----
ARTICLE V  SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS...................................    13

         5.1.  Additional Representations and Warranties.........................................................    13
         5.2.  Licenses and Assignments..........................................................................    13
         5.3.  Infringements.....................................................................................    13
         5.4.  Maintenance of Patents or Copyright...............................................................    13
         5.5.  Prosecution of Patent or Copyright Applications...................................................    14
         5.6.  Other Patents and Copyrights......................................................................    14
         5.7.  Remedies..........................................................................................    14

ARTICLE VI  PROVISIONS CONCERNING ALL COLLATERAL.................................................................    14

         6.1.  Protection of Collateral Agent's Security.........................................................    14
         6.2.  Warehouse Receipts Non-Negotiable.................................................................    15
         6.3.  Further Actions...................................................................................    15
         6.4.  Financing Statements..............................................................................    15

ARTICLE VII  REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT.....................................................    15

         7.1.  Remedies; Obtaining the Collateral Upon an Event of Default.......................................    15
         7.2.  Remedies; Disposition of the Collateral...........................................................    17
         7.3.  Waiver of Claims..................................................................................    17
         7.4.  Application of Proceeds...........................................................................    18
         7.5.  Remedies Cumulative...............................................................................    20
         7.6.  Discontinuance of Proceedings.....................................................................    21

ARTICLE VIII  INDEMNITY..........................................................................................    21

         8.1.  Indemnity.........................................................................................    21
         8.2.  Indemnity Obligations Secured by Collateral; Survival.............................................    22

ARTICLE IX  DEFINITIONS..........................................................................................    22

ARTICLE X  MISCELLANEOUS.........................................................................................    31

         10.1.  Notices..........................................................................................    31
         10.2.  Waiver; Amendment................................................................................    32
         10.3.  Obligations Absolute.............................................................................    32
         10.4.  Successors and Assigns...........................................................................    32
         10.5.  Headings Descriptive.............................................................................    33
         10.6.  Governing Law....................................................................................    33
         10.7.  Assignor's Duties................................................................................    34
         10.8.  Termination; Release.............................................................................    34
         10.9.  Counterparts.....................................................................................    35
         10.10.  Severability....................................................................................    35
         10.11.  The Collateral Agent and the other Secured Creditors............................................    35

                                      (ii)

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                    Page
                                                                                                                    ----
         10.12.  Benefit of Agreement............................................................................    36
         10.13.  Additional Assignors............................................................................    36
         10.14.  Acknowledgment..................................................................................    36
         10.15.  Vanguard Health Financial Company, Inc..........................................................    36

ANNEX A           Schedule of Chief Executive Offices and Other Record Locations
ANNEX B           Schedule of Inventory and Equipment Locations
ANNEX C           Schedule of Legal Names, Type of Organization (and Whether a
                  Registered Organization and/or a Transmitting Utility),
                  Jurisdiction of Organization, Location and Organizational
                  Identification Numbers
ANNEX D           Schedule of Trade and Fictitious Name
ANNEX E           Description of Certain Significant Transactions Occurring
                  Within One Year Prior to the Date of The Security Agreement
ANNEX F           Description of Commercial Tort Claims
ANNEX G           Schedule of Marks and Applications; Internet Domain Name
                  Registrations
ANNEX H           Schedule of Patents
ANNEX I           U.S. Copyrights
ANNEX J           Form of Grant of Security Interest in United States Trademarks
ANNEX K           Form of Grant of Security Interest in United States Patents
ANNEX L           Form of Grant of Security Interest in United States Copyrights


                                     (iii)